Exhibit 10.50
AGREEMENT AND PLAN OF EXCHANGE
OF
COMMON STOCK
OF
APOLLO GLOBAL, INC.
     THIS AGREEMENT AND PLAN OF EXCHANGE, dated as of July 28, 2009 (the “Agreement”), among Apollo Global, Inc., a Delaware corporation (the “Company”), Apollo Group, Inc., an Arizona corporation (“Apollo”), Carlyle Venture Partners III, L.P., a Delaware limited partnership (“Carlyle”), and CVP III Coinvestment, L.P., a Delaware limited partnership (“CVP” and, collectively together with Apollo and Carlyle, the “Stockholders”).
WITNESSETH:
     WHEREAS, the Board of Directors of the Company and the Stockholders have determined that it is advisable and in the best interest of the Company and Stockholders for the Stockholders to surrender their shares of the Company’s Common Stock (“Common Stock”) in exchange for either Class A Common Stock or Class B Common Stock (the “Exchange”), and have approved and adopted this Agreement;
     WHEREAS, in connection with the Exchange, and contemporaneously with the execution and delivery of this Agreement, the Certificate of Incorporation of the Company is the being amended and restated (the “Amended and Restated Certificate of Incorporation”);
     WHEREAS, the Company has 82,000 shares of Common Stock issued and outstanding;
     WHEREAS, the Company and the holders of the Company’s Common Stock desire to effect an exchange of all of the Company’s outstanding Common Stock for Class A Common Stock and Class B Common Stock;
     WHEREAS, in the Exchange, Apollo shall exchange each share of Common Stock for one share of Class A Common Stock and Carlyle and CVP shall each exchange each share of Common Stock for one share of Class B Common Stock, with, in each case, the Class A Common Stock and Class B Common Stock having the rights and preferences set forth in the Amended and Restated Certificate of Incorporation; and
     WHEREAS, for United States federal income tax purposes, it is intended that the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement shall be, and hereby is, adopted as a plan of reorganization for purposes of Section 368 of the Code.
     NOW THEREFORE, the Board of Directors and the Stockholders of the Company have adopted and approved this Agreement, as follows:
     (1) Contemporaneously with the execution and delivery of this Agreement, the Company shall cause the Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware.
     (2) Contemporaneously with the acceptance of the Amended and Restated Certificate of Incorporation by the Secretary of State of the State of Delaware, Apollo shall surrender to the Company the certificate or certificates formerly representing shares of Common Stock, and shall receive in exchange therefor a new certificate or certificates evidencing the appropriate number of shares of Class A Common Stock and Carlyle and CVP shall surrender to the Company the certificate or certificates formerly representing shares of Common Stock, and shall each receive in exchange therefor a new certificate or certificates evidencing the appropriate number of shares of Class B Common Stock. The number of shares of Common Stock surrendered by each Stockholder hereunder and the number of shares of Class A Common Stock and Class B Common Stock to be issued in exchange therefor is as set forth on Exhibit A hereto.
     (3) The shares of Class A Common Stock and shares of Class B Common Stock shall have the rights, privileges and other characteristics set forth in the Amended and Restated Certificate of Incorporation.
     (4) From and after the date of this Agreement, each party hereto shall use reasonable efforts to cause the Exchange to qualify, including but not limited to filing any tax or information returns consistent with this Agreement, and shall not knowingly take any actions or cause any actions to be taken which could reasonably be expected to prevent the Exchange from qualifying, as a “reorganization” under Section 368(a)(1)(E) of the Code.
     (5) The Board of Directors of the Company and the proper officers of the Company shall execute, file and deliver all instruments and other writings, and shall use commercially reasonable efforts to do or cause to be done all other acts or things, necessary or appropriate or reasonably requested by any Stockholder, such that no gain or loss shall be recognized by any such Stockholder for United States federal income tax purposes or for purposes of any income tax imposed by a State or political subdivision thereof, upon or by reason of the transactions described in, or contemplated in or by, this Agreement, to the extent the foregoing is consistent with applicable law.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company and the holders of the Company’s Common Stock have caused this Agreement and Plan of Exchange to be duly executed as of the date first set forth above.

APOLLO GROUP, INC.
By:	/s/ Brian L. Swartz
	Name:	Brian L. Swartz
	Title:	Chief Financial Officer

APOLLO GLOBAL, INC.
By:	/s/ Jeffrey Langenbach
	Name:	Jeffrey Langenbach
	Title:	President

CARLYLE VENTURE PARTNERS III, L.P.
By:	TCG Ventures III, L.P.,
as the General Partner

By:	TCG Ventures III, L.L.C.,
as the General Partner

By:	/s/ Brooke Coburn
	Name:	Brooke Coburn
	Title:	Managing Director

CVP III COINVESTMENT, L.P.
By:	TCG Ventures III, L.P.,
as the General Partner

By:	TCG Ventures III, L.L.C.,
as the General Partner

By:	/s/ Brooke Coburn
	Name:	Brooke Coburn
	Title:	Managing Director

EXHIBIT A
Exchange Table

		Shares of	Shares of
	Shares of	Class A	Class B
	Common	Common	Common
	Stock	Stock	Stock
	Surrendered	Received	Received
APOLLO GROUP, INC.	65,672	65,672	-0-
CARLYLE VENTURE PARTNERS III, L.P.	15,423	-0-	15,423
CVP III COINVESTMENT, L.P.	905	-0-	905